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                                                                   EXHIBIT 10.35

                            AMENDMENT NUMBER ONE TO
                            PARTICIPATION AGREEMENT

         This AMENDMENT NUMBER ONE TO PARTICIPATION AGREEMENT (this "Amendment") is entered into as of May 23, 2000, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and, WORLD ACCESS, INC., a Delaware corporation ("Participant"), with reference to the following:

         WHEREAS, Foothill and Participant are parties to that certain Participation Agreement, dated as of February 11, 2000 (the "Participation Agreement");

         WHEREAS, Borrower has requested Foothill to amend the terms and conditions of the Loan Agreement as set forth in that certain Amendment Number Twelve to Loan and Security Agreement, dated as of the date hereof (the "Twelfth Amendment"), substantially in the form delivered to Participant;

         WHEREAS, Foothill has requested that Participant consent to the execution and delivery by Foothill of the Twelfth Amendment and Participant is willing to consent to Foothill entering into the Twelfth Amendment; and

         WHEREAS, it is a condition to the effectiveness of the Twelfth Amendment that Foothill and Participant amend the Participation Agreement as set forth herein and Participant is willing to so amend the Participation Agreement;

         NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Participant hereby agree as follows:

         1. Initially Capitalized Terms.

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Participation Agreement, as amended hereby.

         2. Amendments to the Participation Agreement.

            a. Section 1 of the Participation Agreement hereby is amended by amending and restating the following defined term in its entirety:

            "Maximum Participant Commitment" - $45,000,000.

         3. Representations and Warranties. Participant hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Participation Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or


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bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Participation Agreement, as amended by this Amendment, constitute Participant' legal, valid, and binding obligation, enforceable against Participant in accordance with its terms.

     4. Consent. Participant hereby consents to the execution and delivery by Foothill of the Twelfth Amendment.

     5. Effect on Participation Agreement. The Participation Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any term of the Participation Agreement. The consents contained herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which each such consents are based.

     6. Further Assurances. Participant shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to fully consummate the transactions contemplated under this Amendment and the Participation Agreement, as amended by this Amendment.

     7.   Miscellaneous.

          a. Upon the effectiveness of this Amendment, each reference in the Participation Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Participation Agreement shall mean and refer to the Participation Agreement as amended by this Amendment.

          b. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by fax shall be equally as effective as a manually executed counterpart. Any party delivering an executed counterpart of this Amendment by fax shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the effectiveness or validity hereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                   FOOTHILL CAPITAL CORPORATION,
                   a California corporation

                   By:
                         -------------------------
                   Title:
                         -------------------------



                   WORLD ACCESS, INC.,
                   a Delaware corporation

                   By:
                         -------------------------
                   Title:
                         -------------------------



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